UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                January 31, 2005
                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


                   000-50421                       06-1672840
           (Commission File Number)       (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As of January 31, 2005, Conn's, Inc. no longer leases any properties from Specialized Realty Development Services, LP ("SRDS"), a variable interest entity that has been consolidated into the Company's financial statements pursuant to the provisions of Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51 ("FIN 46"). On that date, SRDS completed the sale and disposition of its properties, subject to the Company's leases, pursuant to previously announced definitive agreements with GE Commercial Finance Business Property ("GE").

As required by FIN 46, the Company has previously consolidated the balance sheet and operations of SRDS into the Company's financial statements contained in its filings with the SEC. However, as a result of the completion of the sale by SRDS to GE, the Company no longer leases any of its store locations from SRDS, and, therefore, as of January 31, 2005, the date of the completion of the sales, the Company no longer has any relationship, directly or indirectly, to SRDS, and the provisions of FIN 46 relative to variable interest entities are no longer applicable. Consequently, the consolidated balance sheet at and following January 31, 2005 will not include accounts of SRDS. However, the consolidated statements of operations and cash flows included in the Company's financial statements as of January 31, 2005 will include SRDS operations, on a consolidated basis, through the dates of the completion of the respective sales.

         The completion of the transaction by SRDS will have no effect on the operations of the Company, as the Company's existing leases remain in effect, with the new owner becoming the Company's landlord. However, since FIN 46 will no longer apply, the Company will classify lease payments made under these leases as lease expense, as it does all other operating leases, rather than as depreciation, interest and minority interest as previously required to be reported under the provisions of FIN 46.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONN'S, INC.


Date:  February 4, 2005           By:    /s/ David L. Rogers
                                         -----------------------------
                                         David L. Rogers
                                         Chief Financial Officer


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